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                                                                   EXHIBIT 10.15

                                          PRIVILEGED AND CONFIDENTIAL SETTLEMENT
                                                 AND JOINT DEFENSE COMMUNICATION



                 MEMORANDUM OF AGREEMENT REGARDING COST-SHARING

                 FOR THE GLENDALE OPERABLE UNIT SUPERFUND SITES


                 This Memorandum of Agreement (this "Agreement") dated June 7, 1995, is an amendment to the March 1994 Glendale Superfund Site PRP Organization Agreement ("PRP Agreement"), and is binding upon the undersigned Parties, as that term is hereafter defined. If there are any ambiguities or direct conflicts between this Agreement and the PRP Agreement, such ambiguities shall be resolved pursuant to the terms of this Agreement. Except as amended hereby, the PRP Agreement remains in full force and effect.

                                    RECITALS

                 A. Pursuant to the PRP Agreement, the signatories to that document agreed to a process whereby each signatory was allocated an interim percentage share of the costs to be jointly incurred in responding to the United States Environmental Protection Agency's ("EPA") request, pursuant to Section 106 of the Comprehensive Environmental Response, Compensation and Liability Act, that the signatories develop the remedial design called for in the Records of Decision ("RODs") for the Glendale North and Glendale South Operable Units. The interim cost-sharing allocation was established in January of 1994.
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                 B.       Of necessity, the interim cost-sharing allocation
that resulted from the foregoing process was developed on an expedited schedule based on data that were readily available at the time. The Parties now desire to finally allocate their Shared Costs, as that term is hereafter defined, between sources located in the Burbank Operable Unit on the one hand and sources located in the Glendale Operable Units on the other and have agreed upon a process whereby such allocation is to be accomplished. That process is the subject of this Agreement.

                 C. In establishing such a final allocation , it is the intent of the Parties that (1) the Party located in the Burbank Operable Unit, Lockheed Martin Corporation ("Lockheed Martin"), be solely responsible for funding that portion of the Shared Costs attributed to sources of COCs, as that term is hereafter defined, located in the Burbank Operable Unit and be given all of the Parties' contribution rights against all persons or entities with respect to liability for such sources, and (2) as among the Parties, other than Lockheed Martin, which are all located in the Glendale Operable Units, such Parties be solely responsible for funding that portion of the Shared Costs attributed to sources of COCs located in the Glendale Operable Units and be given all of the Parties' contribution rights against all persons or entities with respect to liability for those sources.

                 NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the undersigned Parties agree as follows:





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                 1.       CONFIDENTIALITY

                 With the sole exception of the percentage shares set forth in the final Burbank/Glendale Split Allocation Decision that become binding on the Parties pursuant to this Agreement, this Agreement and all proceedings hereunder shall be subject to the "Confidentiality and Use of Information" provision of the PRP Agreement. This section should be construed in a manner consistent with the PRP Agreement. Except by Mutual Agreement of the Parties, none of the Parties shall disclose to any person who is not associated with the process, including any administrative or judicial officer, any information regarding the process or outcome of the proceedings, except for its own presentations to the Panel and the percentage share information discussed earlier in this section. Notwithstanding the foregoing, the terms of this Agreement shall be disclosable in any action brought by a Party to enforce or obtain a judicial interpretation of its provisions.

                 In addition, the entire allocation process shall be deemed a compromise negotiation subject to Federal Rule of Evidence 408 and all state counterparts, together with any applicable statutes protecting the confidentiality of arbitration. All offers, promises, conduct and statements, whether oral or written, made in the course of the proceedings by any of the Participants, their agents, employees, experts or attorneys, shall be considered confidential. Such offers, promises, conduct and statements shall also be considered privileged under any applicable arbitration privilege and shall not be admissible or discoverable for any purpose, including impeachment, in litigation between the Parties.





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Notwithstanding the foregoing, evidence that is otherwise admissible or otherwise discoverable shall not be rendered inadmissible or non-discoverable solely as a result of its presentation or use during these proceedings.

                 Each Party further hereby agrees that the exchange of any tangible material or information in connection with these proceedings is for the sole purpose of this process. Such disclosure shall not be deemed a waiver of the attorney-client, work product or any other privilege.

                 2.       DEFINITIONS

                 For purposes of this Agreement, each of the following terms shall have the indicated meaning:

                 A. "Allocation Participants" or "Participants" shall mean all Parties, except Cash-Out Parties and Parties that withdraw or are removed from the PRP Agreement for reasons other than payment default or violation of the confidentiality provisions prior to the date the Burbank/Glendale Split Allocation Decision is deemed final.

                 B. "AOC Compliance Costs" shall mean all costs, including, but not limited to, administrative costs, jointly incurred by the Allocation Participants, in connection with or related to compliance with the Administrative Order on Consent





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                          for the Glendale North and Glendale South Operable
                          Units, dated March 20, 1994.

                 C. "Burbank/Glendale Split Allocation Decision" shall mean the aggregate percentage share of Shared Costs attributable to sources of COCs located in the Burbank Operable Unit and the aggregate percentage share of Shared Costs attributable to sources of COCs located in the Glendale Operable Units as determined pursuant to the allocation process provided herein.

                 D. "Burbank Operable Unit" shall mean the geographical area depicted as Area A on the map attached to this Agreement as Appendix A. It is the intention of the Parties that Appendix A be used solely to identify the location of specific sources of COCs for purposes of this allocation proceeding and not for any other purposes.

                 E. "Cash-Out Parties" shall mean those Parties that enter a fully executed cash-out agreement with the other Glendale Members prior to the date the Burbank/Glendale Split Allocation Decision is deemed final.





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                 F.       "COCs" shall mean the compounds identified as
                          contaminants of concern on the list attached to this Agreement as Appendix B.

                 G. "Consensus" or "Mutual Agreement" shall mean 90% of the weighted votes of the Allocation Participants based on the interim allocation percentages established pursuant to the PRP Agreement as such percentages are assigned at the time of any vote requiring Consensus or Mutual Agreement.

                 H. "Glendale Members" shall mean all Allocation Participants other than Lockheed Martin.

                 I. "Glendale Operable Units" shall mean the geographical area depicted as Area B on the map attached to this Agreement as Appendix A. It is the intention of the Parties that Appendix A be used solely to identify the location of specific sources of COCs for purposes of this allocation proceeding and not for any other purposes.

                 J. "Interim Remedial Costs" shall mean all costs, including, but not limited to, administrative costs, EPA and California past costs, EPA and California oversight and other site-specific and San Fernando Valley Basinwide response costs, jointly incurred or reimbursed by the Allocation





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                          Participants, in connection with or related to
                          compliance with a consent decree entered into with or unilateral order issued by EPA requiring the construction, operation, maintenance or dismantling of any interim remedial measure for the Glendale North and Glendale South Operable Units.

                 K. "Other Costs" shall mean all costs other than Interim Remedial Costs and AOC Compliance Costs, including, but not limited to, the costs of this allocation proceeding, jointly incurred by the Allocation Participants in connection with or related to any interim remedial measure for the Glendale North and Glendale South Operable Units.

                 L. "Parties" shall mean all entities that have executed this Agreement at any time without regard to whether the entity subsequently withdraws or is removed for any reason from the PRP Agreement.

                 M. "Shared Costs" shall mean all Interim Remedial Costs, AOC Compliance Costs and Other Costs.

                 3.       ALLOCATION PANEL

                 The Burbank/Glendale Split Allocation Decision shall be rendered by a panel of not more than three technical experts ("the Panel") selected by the Allocation Participants in accordance with the procedures established in this Agreement.





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                 4.       COMPOSITION OF THE PANEL

                 The Panel shall be composed of not more than three individuals with expertise in one or more of the scientific disciplines relevant to the behavior of volatile organic compounds in soil and groundwater and shall be selected by Mutual Agreement of the Allocation Participants. As of the date of this Agreement, the Participants have selected Steven M. Gorelick, David A. Stephenson and David B. McWhorter to serve on the Panel. If one or more of these individuals should, for any reason, be unable or unwilling to continue serving on the Panel, the Allocation Participants may select a replacement or replacements by Consensus.

                 5.       DECISION TO BE RENDERED BY THE PANEL

                 The Panel, by concurrence of two or more members, shall prepare and deliver by facsimile transmission and next day delivery service to all Allocation Participants a written determination, with supporting rationale, for the Burbank/Glendale Split Allocation Decision. In rendering the Burbank/Glendale Split Allocation Decision, the Panel shall distribute any percentage share attributable to sources of COCs located in the Burbank Operable Unit that are not Allocation Participants to Lockheed Martin and any percentage share attributable to sources of COCs located in the Glendale Operable Units that are not Allocation Participants to the Glendale Members.

                 The Panel shall be the sole judge of the facts and arguments presented by the Allocation Participants. In reaching the Burbank/Glendale Split Allocation Decision, the Panel shall





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exercise its best technical judgment based on all of the information presented to it during the allocation proceedings to assign to (1) Lockheed Martin that percentage share of the Shared Costs for which Burbank Operable Unit sources of COCs are responsible, and (2) Glendale Members that percentage share of Shared Costs for which Glendale Operable Units sources of COCs are responsible. The Panel shall be free to consider any allocation theory advanced by an Allocation Participant or developed by the Panel. In the absence of sufficient geologic, hydrogeologic, soil or groundwater information to adequately support any such decision, the Panel may use such additional technical, operational and scientific information as it deems relevant to render the Burbank/Glendale Split Allocation Decision. Absent extraordinary circumstances, the Panel shall render the Burbank/Glendale Split Allocation Decision in accordance with the schedule attached to this Agreement as Appendix C.

                 6.       APPEAL OF PANEL ACTIONS

                 Any Allocation Participant shall have the right to make a written request for a decision from an independent judicial neutral ("Judicial Neutral") selected by a Consensus of the Allocation Participants concerning whether an action taken by the Panel is (1) in conflict with this Agreement or any written procedural rules adopted by Mutual Agreement among the Allocation Participants, (2) based upon a clear error of fact, or (3) subject to reversal based on the standards set forth in California Code of Civil Procedure Section 1286.2(a), (b) or (d). There shall be no other basis for appealing an action taken by the Panel to the Judicial





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Neutral, who shall be an attorney or a retired judge.  As of the date of this
Agreement, the Allocation Participants have selected Harry V. Peetris to serve as the Judicial Neutral. If, for any reason, the person selected to serve as the Judicial Neutral is unable or unwilling to continue so serving, the Participants shall select a replacement by Consensus.

                 Prior to the date the Burbank/Glendale Split Allocation Decision is rendered, requests for a decision by the Judicial Neutral may be made by any Allocation Participant at any time, provided that (1) any issue raised by the request has already been presented to the Panel and the Panel has had a reasonable opportunity to respond to the issue, and (2) oral or written notice of the request has been given to the Panel and to all of the other Allocation Participants, who shall be provided with 7 days to respond in writing to the request; however, any request for a decision by the Judicial Neutral concerning whether action taken by the Panel is subject to reversal based on the standards set forth in California Code of Civil Procedure Section 1286.2(a), (b) or (d) may be made without first presenting the issue to the Panel. Notwithstanding the foregoing, the Participants can by Mutual Agreement follow a different procedure.

                 After the date the Burbank/Glendale Split Allocation Decision is rendered, any request for a decision by the Judicial Neutral shall be treated as an appeal of the Burbank/Glendale Split Allocation Decision. To be timely, such an appeal (1) must be submitted to the Judicial Neutral within 7 days after the date the





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Burbank/Glendale Split Allocation Decision was delivered to the appealing
Allocation Participant, and (2) on the same date the appeal is submitted to the Judicial Neutral, written notice of the appeal by next day delivery service must be given to the Panel and to all of the other Allocation Participants, each of which shall have 7 days from delivery of the notice to submit a written response to the Judicial Neutral, which response shall be transmitted by next day delivery service to the Panel and to all of the other Allocation Participants on the same date the response is submitted.

                 Decisions rendered by the Judicial Neutral shall be binding upon the Panel, which is hereby instructed to act in accordance therewith in completing its proceedings. Such decisions by the Judicial Neutral shall not be appealable by any Party. If the Burbank/Glendale Split Allocation Decision is not appealed in a timely manner or it is revised to conform to any instructions issued by the Judicial Neutral following a timely appeal, the Burbank/Glendale Split Allocation Decision shall not be subject to further modification. The Burbank/Glendale Split Allocation Decision shall be deemed final on the date that the Judicial Neutral transmits written notification to all Allocation Participants by facsimile transmission and next day delivery service that all timely appeals, if any, have been concluded and the Panel's Burbank/Glendale Split Allocation Decision is not subject to further modification.





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                 7.       PROCEDURAL INQUIRIES BY THE PANEL

                 In the event of controversy, confusion or uncertainty over any issue relating to the rules or to the integrity of the allocation process, the Panel (or any member(s) thereof) may pose a question, in writing, to the Chairperson of the Allocation Committee ("Chairperson"), who shall promptly transmit the written question to the Allocation Participants for resolution.

                 8.       EFFECT OF THE BURBANK/GLENDALE SPLIT ALLOCATION
                          DECISION

                 (a) The Binding Effect of the Burbank/Glendale Split Allocation Decision:

                  At such time as the Burbank/Glendale Split Allocation Decision becomes final, it shall not be subject to further administrative or judicial review, and each of the Parties hereby agrees that, in any subsequent judicial or administrative proceeding, at the request of any Party, the aggregate percentage shares assigned to the two groups of sources in the Burbank/Glendale Split Allocation Decision shall be entered as a binding and non-appealable stipulated factual finding and may also be entered as a judgment in any court of competent jurisdiction.

                 (b) Effect of the Burbank/Glendale Split Allocation Decision on the Obligations of Lockheed Martin:

                 When the Burbank/Glendale Split Allocation Decision becomes final, the Lockheed Martin percentage share of Shared Costs which it was obligated to pay prior to such decision and which it is obligated to pay after such decision shall be adjusted to





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correspond to the aggregate percentage share attributed to Burbank Operable
Unit sources of COCs in the Burbank/Glendale Split Allocation Decision.

                 (c) Effect of the Burbank/Glendale Split Allocation Decision on the Obligations of the Glendale Members:

                 When the Burbank/Glendale Split Allocation Decision becomes final, the aggregate percentage share of Shared Costs that the Glendale Members were obligated to pay prior to such decision and which the Glendale Members are obligated to pay after such decision shall be adjusted to correspond to the aggregate percentage share attributed to Glendale Operable Units sources of COCs in the Burbank/Glendale Split Allocation Decision. However, nothing in this Agreement shall be construed to make final the interim cost-sharing allocation established in January of 1994 pursuant to the PRP Agreement.

                 9.       ASSIGNMENT OF CONTRIBUTION RIGHTS

                 The Parties hereby agree that Lockheed Martin shall have the exclusive right among the Parties to assert claims for contribution against all persons and entities that any Party contends have any responsibility or liability for Shared Costs because of their relationship to a source of COCs located in the Burbank Operable Unit, and that the Parties, other than Lockheed Martin, shall have the exclusive right to assert claims for contribution against all persons and entities that any Party contends have responsibility or liability for Shared Costs because of their relationship to a source of COCs located in the Glendale





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Operable Units.  All of the Parties shall preserve their respective contribution rights against all persons and entities asserted to have responsibility or liability for Shared Costs because of their relationship to a source of COCs located outside the Burbank Operable Unit and Glendale Operable Units.

                 10.      PRESENTATIONS TO THE PANEL

                 Each of the Allocation Participants shall have the right to present any information to the Panel the Participant determines is appropriate to assist the Panel in rendering the Burbank/Glendale Split Allocation Decision, subject to the limitations set forth in this Agreement or any written procedural rules established by a Consensus of the Allocation Participants.

                 (a)      Written Submittals

                 Any briefs submitted to the Panel in accordance with the schedule attached to this Agreement as Appendix C shall be comprised of no more than 30 pages of double-spaced type on letter-sized paper, excluding any attached graphics, charts or other explanatory exhibits. The only other limitation on the type of information that may be presented to the Panel in a written submittal shall be that the information cannot reveal any Party's current or previous interim allocated share of costs with respect to the Glendale North and Glendale South Operable Units, the views or opinions of the mediation team that developed the January 1994 interim allocation regarding adequacy of the data, or any allocation decisions which that team rendered.





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                 (b)      Workshops Conducted By The Panel

                  Workshops at which each Allocation Participant shall have the right to make such additional oral and graphic presentations to the Panel as the Participant deems appropriate or the Panel may request shall be held in accordance with the schedule attached to this Agreement as Appendix C or at such other times as the Allocation Participants determine by Mutual Agreement. However, the Panel shall have the right to limit the Allocation Participant's right to make oral and graphic presentations or decline to hear or receive information from a Participant which the Panel deems to be redundant or of no significant value in arriving at the Burbank/Glendale Split Allocation Decision. Only Allocation Participant representatives, their attorneys and experts, the Panel members and the Judicial Neutral may attend such workshops.

                 All workshops shall be informal in nature and designed to aid the Panel in promptly arriving at the Burbank/Glendale Split Allocation Decision. To that end, the Panel may establish such limitations on the time allotted for individual Allocation Participants to address the Panel and the order in which presentations shall be made as it determines to be efficient and equitable, with a view toward assuring that each Participant has a reasonable opportunity to provide the Panel with all relevant information it wishes to present.

                 The only limitation on the types of information that may be presented to the Panel at a workshop shall be that the information cannot reveal a Party's current or previous interim





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allocated share of costs with respect to the Glendale North and Glendale South
Operable Units, the views or opinions of the mediation team that developed the January 1994 interim allocation regarding adequacy of the data, or any allocation decisions which that team rendered.

                 11.      GENERAL DATA SUBMISSIONS TO THE PANEL

                 The allocation administrator shall be responsible for making all general data submissions to the Panel and for receiving any requests from the Panel for general information not primarily related to the presentation by a specific Allocation Participant. As of the date of this Agreement, the Participants have selected Boone & Associates, located at 901 Corporate Center Drive, Suite 204, Monterey Park, California 91754, telephone number (213) 261-3771, as the allocation administrator. The allocation administrator shall promptly report to the Allocation Participants in writing any request for information received from the Panel and obtain the Mutual Agreement of the Participants before providing information to the Panel in response to such a request. The initial general data submission to the Panel consists of the documents listed in Appendix D.

                 12.      COMMUNICATIONS WITH THE PANEL

                 All written communications intended for transmittal to the Panel shall be delivered to the allocation administrator in multiple sets of five. Within one business day of receipt, the allocation administrator shall transmit one copy of the communication to each of the Panel members. The other two copies





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shall be retained in the allocation document repository established by the allocation administrator and shall be accessible to all Participants and their experts, Panel Members and the Judicial Neutral during regular business hours. At the same time that the allocation administrator transmits any communication to the Panel, he or she shall provide each Allocation Participant by facsimile transmission with a copy of the covering transmittal document, which shall contain a brief description of each communication being transmitted to the Panel. Any Allocation Participant desiring a copy of a communication transmitted to the Panel may obtain same by contacting the allocation administrator or the Participant that provided the communication to the allocation administrator and paying any associated copying charges. Other than the Chairperson, no Allocation Participant, its attorney or expert shall contact a member of the Panel except as provided in this Agreement.

                 13.      DOCUMENT REPOSITORIES

                 On or before the date indicated in the schedule attached to this Agreement as Appendix C, each Glendale Member shall deliver the following information to the document repository established pursuant to Section 12 of this Agreement:

                 1) An index by chronological date of all documents submitted by the Party, with each document identified by date, title, subject and author.

                 2) A copy of each document submitted to a governmental entity containing information pertaining to usage





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                          of COCs at the site for which a Remedial Design
                          Notice letter has been received by the Party
                          ("RDN site").

                 3) A copy of each non-privileged document, excluding any drafts and consultant proposals for services, in the possession, custody or control of the Party relating to the RDN site containing, discussing or analyzing:
                          (a) data relating to site soils, geology or hydrology; (b) the absence or presence of COCs in the air, soils, surface water or groundwater; and (c) releases of COCs to the air, soils, surface water or groundwater.

                 All documents and data submitted by a Party as part of any prior allocation proceeding conducted pursuant to the PRP Agreement shall be placed in the document repository established pursuant to Section 12 of this Agreement. However, a Party shall have the right to remove any attorney client communications from such documents prior to the time such documents are made available to Allocation Participants. No Party shall be required to resubmit documents or data which have already been placed in the document repository.

                  Should any Glendale Member claim that documents otherwise required to be submitted pursuant to this section are subject to a privilege under State or Federal law or documents claimed as privileged are removed from the document repository by





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such Member, the Glendale Member may withhold the document for which legal privilege is claimed, but shall provide a log showing the date, author, title, general subject matter and basis for asserting privilege with respect to the document; provided however, a Glendale Member is not required to include in such log draft documents, attorney client communications or consultant proposals for services. All disputes regarding the assertion of privileges shall be brought to the Judicial Neutral for prompt resolution.

                 In lieu of compliance with the foregoing requirements, on or before the date indicated in the schedule attached to this Agreement as Appendix C, Lockheed Martin shall make available all documents in the Lockheed Martin Burbank Program Office Technical Information Center, at 2550 North Hollywood Way, Suite 500, in Burbank, California, and in the Hargis & Associates technical library, at 2223 Avenida De La Playa, Suite 300, in La Jolla, California, relating to facilities that Lockheed Martin owns within the Burbank Operable Unit or considers to be responsible for the groundwater contamination problem addressed by the Burbank Operable Unit Interim Remedy that would be covered by subparagraphs 2) and 3) of this Section if the facilities were RDN sites.

                 Lockheed Martin represents that these documents fully satisfy the document submission standards set forth for the Glendale Members.

                 Should Lockheed Martin claim that documents otherwise required to be submitted pursuant to this section are subject to a





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privilege under State or Federal law or documents claimed as privileged are removed from the document repository by Lockheed Martin, Lockheed Martin may withhold the document for which legal privilege is claimed, but shall provide a log showing the date, author, title, general subject matter and basis for asserting privilege with respect to the document; provided however Lockheed Martin is not required to include in such log draft documents, attorney client communications or consultant proposals for services. All disputes regarding the assertion of privileges shall be brought to the Judicial Neutral for prompt resolution.

                 Until the date set forth in the schedule attached to this Agreement as Appendix C, all Allocation Participants shall be under a continuing obligation to deliver to the document repository established pursuant to Section 12 of this Agreement any documents containing material new information the Participant becomes aware of that are within the scope of the submittal requirements in this section. Such supplemental submissions shall be made within 10 days after the Participant first learns of the existence of such documents.

                 All submittals to the document repository established pursuant to Section 12 of this Agreement shall be accompanied by a verification in the form attached to this Agreement as Appendix E, executed by an authorized representative of the Party making the submittal, verifying that the Party has made a good faith effort and diligent investigation to comply with the requirements of this Section.





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                 14.      NO RIGHT TO DISCOVERY

                 Except as set forth in this Agreement, no Party shall be entitled to obtain information or documents from another Party through this allocation proceeding. Nor shall any Party have the right to depose or orally examine any Party or its expert at any workshop conducted by the Panel or otherwise as part of these proceedings. Notwithstanding the foregoing, the Panel, in its sole discretion, may allow any Allocation Participant, its attorney or expert to address questions to or make oral or written comments in response to any person providing oral or graphic information to the Panel at a workshop.

                 15.      ADDITIONAL PROCEDURAL REQUIREMENTS

                 The procedural requirements established by this Agreement can be supplemented or modified at any time by procedural rules adopted by a Consensus of the Allocation Participants. Such rules shall be in writing and may only be adopted (1) during a workshop conducted pursuant to Section 10 of this Agreement, or (2) at a meeting or via a teleconference of the Participants called and held for that purpose on at least three days written notice.

                 16.      NONWAIVER OF OTHER CLAIMS OF PARTIES

                 Except as provided in Section 8 of this Agreement (The Binding Effect of the Burbank/Glendale Split Allocation Decision), participation in the allocation process established pursuant to this Agreement shall not constitute a waiver of, or prejudice to, any position a Party has taken or may take in any other administrative or judicial proceeding.





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                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           A.C. LAYNE, INC.
                 ------------------------------------

BY:              MICHAEL D. LEE, PRES.
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ MICHAEL D. LEE
                 ------------------------------------






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                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           ADMIRAL CONTROL INC.
                 ------------------------------------

BY:              DAVID J. HIGGINS, PRES.
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ DAVID J. HIGGINS
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           AMERICAN METASEAL
                 ------------------------------------

BY:              RICARDO CANALES, PRESIDENT
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ RICARDO CANALES
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           BROCK BUS LINES
                 ------------------------------------

BY:              RUTH BINZLEY -- SECT/TREAS.
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ RUTH BINZLEY
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           BURBANK STEEL TREATING INC.
                 ------------------------------------

BY:              MILDRED N. BENNETT -- SEC-TR
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ MILDRED N. BENNETT
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           COORTAULDS AEROSPACE
                 ------------------------------------

BY:              TED CLARK, V.P. & GENERAL MANAGER
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ TED CLARK
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           CREDIT MANAGERS ASSN. OF CALIFORNIA
                 ------------------------------------

BY:              DAVID F. MACOMBER, VP & CFO
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ DAVID F. MACOMBER
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           EEMCO DIV., DATRON INC.
                 ------------------------------------------

BY:              DANIEL F. O'SULLIVAN, DIRECTOR OF FINANCE & ADMINISTRATION
                 ------------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ DANIEL F. O'SULLIVAN
                 ------------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           EXCELLO PLATING CO.
                 ------------------------------------

BY:              GLEN HARLEMAN, PRES/OWNER
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ GLEN HARLEMAN
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           HASKEL INTERNATIONAL, INC.
                 ------------------------------------

BY:              EDWARD MALKOWICZ, CHAIRMAN
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ EDWARD MALKOWICZ
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           ITT CORPORATION
                 ------------------------------------------

BY:              ROGER W. LANGSDORF, ASST. GENERAL COUNSEL
                 ------------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ ROGER W. LANGSDORF
                 ------------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           LANCO METALS
                 ------------------------------------

BY:              STEPHEN P. SAURENMAN, V.P.
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ STEPHEN P. SAURENMAN
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           LOCKHEED MARTIN CORPORATION
                 ---------------------------------------

BY:              GREGORY R. McCLINTOCK, RETAINED COUNSEL
                 ---------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ GREGORY R. McCLINTOCK
                 ---------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           LORAL LIBRASCOPE CORPORATION
                 ------------------------------------

BY:              DAVID SWEET - VICE PRESIDENT
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ DAVID SWEET
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           MENASCO
                 -------------------------------------

BY:              CHARLES H. POMEROY, ATTY. FOR MENASCO
                 -------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ CHARLES H. POMEROY
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           PACIFIC BELL
                 ------------------------------------

BY:              IRENE SOTO, ENV. MGR.
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ IRENE SOTO
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           PHILIPS COMPONENTS, A DIVISION OF
                 PHILIPS ELECTRONICS N. AMERICA CORP.
                 -------------------------------------------

BY:              JOSEPH L. WOLF JR., DIV. ENVIRONMENTAL MGR.
                 -------------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ JOSEPH L. WOLF JR.
                 -------------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                 -------------------------------------------

BY:              ANA M. PEREZ, VICE PRESIDENT
                 -------------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ ANA M. PEREZ
                 -------------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           RALPHS GROCERY COMPANY
                 --------------------------------------------------

BY:              JAN CHARLES GRAY -- SENIOR VICE PRESIDENT,
                 GENERAL COUNSEL & SECRETARY
                 --------------------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ JAN CHARLES GRAY
                 --------------------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           SOUTHERN PACIFIC TRANSPORTATION CO.
                 ------------------------------------

BY:              ROBERT F. STARZEL, VICE CHAIRMAN
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ ROBERT F. STARZEL
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           VICKERS, INC. (STERER ENGINEERING & MFG. CO.)
                 ------------------------------------------------

BY:              MADONNA F. McGRATH, SENIOR ATTY-ENVIRONMENTAL
                 ------------------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ MADONNA F. McGRATH
                 ------------------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           VORELCO/VOLKSWAGEN OF AMERICA, INC.
                 ------------------------------------

BY:              LEIGH TAYLOR COMBS
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ LEIGH TAYLOR COMBS
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           W&W MANUFACTURING CO.
                 ------------------------------------

BY:              AARON ROSEN, ATTORNEY
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ AARON ROSEN
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           THE WALT DISNEY COMPANY
                 ------------------------------------

BY:              MANUEL G. GRACE
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ MANUEL G. GRACE
                 ------------------------------------

                 17.   SURVIVAL OF AMENDMENT

                 This Agreement cannot be amended without the written Consensus of the Allocation Participants. All such amendments shall inure to the benefit of and be binding upon all Parties who are Allocation Participants at the time of the amendment notwithstanding the subsequent withdrawal or removal of any such Allocation Participant from the Glendale PRP Group.

                 18.      SECTION HEADINGS

                 The section headings used herein are for reference and convenience only and shall not enter into the interpretation of this Agreement.

                 IN WITNESS WHEREOF, the undersigned Party enters into this Agreement and amendment to the PRP Agreement as of the date first set forth above. Each person signing this document represents and warrants that he or she has been duly authorized to enter into this Agreement by the Party on whose behalf it is indicated the person is signing.


PARTY:           ZERO CORPORATION
                 ------------------------------------

BY:              ANITA T. CUTCHALL, CORP. SECTY.
                 ------------------------------------
                 (Name and Title)

SIGNATURE:       /s/ ANITA T. CUTCHALL
                 ------------------------------------

                                      MAP


                        AREA A:  BURBANK OPERABLE UNIT


                        AREA B:  GLENDALE OPERABLE UNITS




                                   APPENDIX A

                            CONTAMINANTS OF CONCERN



                 Benzene
                 Carbon Tetrachloride
                 1,1-Dichloroethane
                 1,2-Dichloroethane
                 1,1-Dichloroethene
                 Methylene Chloride
                 1,1,2,2-Tetrachloroethane
                 Tetrachloroethene
                 Toluene
                 1,1,1-Trichloroethane
                 Trichloroethene
                 1,1,2,2-Tetrachloroethene
                 2-Butanone (MEK)
                 1,2-Dichloroethene (total)
                 Vinyl chloride
                 Xylene (total)
                 Nitrates




                                   APPENDIX B

                              ALLOCATION SCHEDULE



Process Starts -- Facility Data Submittal to                                                  On or before
Document Repository                                                                           6/7/95

Opening Briefs                                                                                6/7/95

Responsive Briefs                                                                             6/30/95

1st Workshop                                                                                  7/15-16/95

Panel Report on 1st Workshop                                                                  8/7/95

Last Date to Submit New Facility Data                                                         8/14/95

Supplemental Briefs                                                                           9/1/95

2nd Workshop                                                                                  9/13-14/95

Panel Issues Proposed Allocation                                                              10/13/95

PRPs Respond to Proposed Allocation                                                           10/27/95

Panel's Allocation Decision                                                                   11/3/95

Deadline for Filing Appeals to Judicial Neutral                                               On or about 11/10/95

Responses to Appeals                                                                          On or about 11/17/95

Judicial Neutral Rules                                                                        On or about
                                                                                              11/27/95

Process Concludes -- Panel Issues Final Decision                                                  --
Based on Results of Appeal




                                   APPENDIX C

                        INITIAL DATA SUBMISSION TO PANEL


Remedial Investigation Report for the Glendale Study Area, Vol. 1 & 2, J.M. Montgomery, January 92

Feasibility Study for the Glendale Study Area North Plume Operable Unit, J.M. Montgomery, April 92

Feasibility Study for the Glendale Study Area South Operable Unit, J.M. Montgomery, August 92

Remedial Investigation of Groundwater Contamination in the San Fernando Valley (5 Volumes), J.M. Montgomery, December 92

San Fernando Basin Water Management: San Fernando Valley Superfund Site, CH2MHill, January 94

San Fernando Basin Groundwater Model Documentation: San Fernando Valley Superfund Site, CH2MHill, October 94

Glendale North and South Operable Unit Record of Decision, USEPA, June 93

Administrative Order on Consent, USEPA, May 94

Glendale North and South Operable Units Remedial Design: Conceptual Remedial Design Report, CDM, February 95

Water Level Elevation Contour Maps, Upper Los Angeles River Watermaster, 1950-1969, 1988, 1993

Water Level Elevation Contour Maps, Upper Los Angeles River Watermaster,
1958-1992

Record of Decision for the Burbank Well Field Operable Unit, 5/89

Operable Unit Feasibility Study, Burbank Well Field, Vols. 1-2, 10/88 (James Montgomery)

Phase I Final Remedial Design Report, Burbank Operable Unit, Vols. 5 and 6, 9/30/93, Simon Hydro-Search

Remedial Investigation Report, Vols. 1-3, 12/92 (James Montgomery)

Final Phase I Conceptual Remedial Design Report, Burbank Operable Unit, Vols. 1-2 1/19/93, Simon Hydro-Search




                                   APPENDIX D

                                  VERIFICATION


                 The undersigned hereby verifies that a good faith and diligent investigation has been undertaken to identify all information required to be produced to the allocation document repositories established pursuant to
Section 13 of the Memorandum of Agreement Regarding Cost-Sharing dated June 7, 1995 (the "Information"), and that all such Information has been forwarded to the appropriate document repository. The undersigned further acknowledges that it is under a duty to supplement or correct the Information and hereby verifies that it will produce any subsequently discovered, corrected or newly generated or received Information to the document repository within ten days of the discovery, receipt or generation of such Information.

                 This verification is made under penalty of perjury and is executed on 11/22, 1995 at GLENDALE, CALIF.




                                   APPENDIX E

                                  VERIFICATION


                 The undersigned hereby verifies that a good faith and diligent investigation has been undertaken to identify all information required to be produced to the allocation document repositories established pursuant to
Section 13 of the Memorandum of Agreement Regarding Cost-Sharing dated June 7, 1995 (the "Information"), and that all such Information has been forwarded to the appropriate document repository. The undersigned further acknowledges that it is under a duty to supplement or correct the Information and hereby verifies that it will produce any subsequently discovered, corrected or newly generated or received Information to the document repository within ten days of the discovery, receipt or generation of such Information.

                 This verification is made under penalty of perjury and is executed on ______________, 1995 at ______________________.





                                   APPENDIX E

                                  VERIFICATION


                 The undersigned hereby verifies that a good faith and diligent investigation has been undertaken to identify all information required to be produced to the allocation document repositories established pursuant to
Section 13 of the Memorandum of Agreement Regarding Cost-Sharing dated June 7, 1995 (the "Information"), and that all such Information has been forwarded to the appropriate document repository. The undersigned further acknowledges that it is under a duty to supplement or correct the Information and hereby verifies that it will produce any subsequently discovered, corrected or newly generated or received Information to the document repository within ten days of the discovery, receipt or generation of such Information.


                                           /s/ AARON RESEN


                 This verification is made under penalty of perjury and is executed on November 14, 1995 at Glendale, Calif.




                                   APPENDIX E